Exhibit 10.2

REVOLVING NOTE

$8,000,000	Minneapolis, Minnesota August 13, 2009

          FOR VALUE RECEIVED, the undersigned, INTRICON CORPORATION, a Pennsylvania corporation, INTRICON, INC. (formerly known as Resistance Technology, Inc.), a Minnesota corporation, RTI ELECTRONICS, INC., a Delaware corporation, INTRICON TIBBETTS CORPORATION (formerly known as TI Acquisition Corporation), a Maine corporation, and JON BARRON, INC. (d/b/a Datrix), a California corporation (each a “Borrower” and collectively, the “Borrowers”), hereby JOINTLY AND SEVERALLY promise to pay to the order of THE PRIVATEBANK AND TRUST COMPANY, a an Illinois state banking corporation (the “Bank”), on the Revolving Loan Maturity Date, or other due date or dates determined under the Loan Agreement hereinafter referred to, the principal sum of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000), or if less, the then aggregate unpaid principal amount of the Revolving Loans (as such terms are defined in the Loan Agreement) as may be borrowed by the Borrowers (or any of them) under the Loan Agreement. The actual amount due and owing from time to time hereunder shall be evidenced by Bank’s records of receipts and disbursements with respect to the Revolving Loans, which shall, absent manifest error, be conclusive evidence of such amount.

          Each Borrower further promises to pay interest on the aggregate unpaid principal amount hereof at the rates provided in the Loan Agreement from the date hereof until payment in full hereof. Accrued interest shall be payable on the dates specified in the Loan Agreement.

          All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the Bank’s office at 50 South 6th Street, Suite 1415, Minneapolis, MN 55402, or at such other place as may be designated by the Bank to the Borrowers in writing.

          This Note is the Revolving Note referred to in, and evidences indebtedness incurred under, a Loan and Security Agreement dated as of August 13, 2009 (herein, as it may be amended, modified or supplemented from time to time, called the “Loan Agreement”), among the Borrowers and the Bank, to which Loan Agreement reference is made for a statement of the terms and provisions thereof, including those under which the Borrowers are permitted and required to make prepayments and repayments of principal of such indebtedness and under which such indebtedness may be declared to be immediately due and payable.

          All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

          This Note is made under and governed by the internal laws of the State of Minnesota.

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          IN WITNESS WHEREOF, the undersigned have caused this Revolving Note to be executed as of the date first set forth above.

BORROWERS:	INTRICON CORPORATION
a Pennsylvania corporation

	By:	/s/ Scott Longval
Name: Scott Longval
Title: Chief Financial Officer

INTRICON, INC. (formerly known as Resistance
Technology, Inc.), a Minnesota corporation

	By:	/s/ Scott Longval
Name: Scott Longval
Title: Chief Financial Officer

RTI ELECTRONICS, INC.
a Delaware corporation

	By:	/s/ Scott Longval
Name: Scott Longval
Title: Chief Financial Officer

INTRICON TIBBETTS CORPORATION
(formerly known as TI Acquisition Corporation),
a Maine corporation

	By:	/s/ Scott Longval
Name: Scott Longval
Title: Chief Financial Officer

JON BARRON, INC. (d/b/a Datrix),
a California corporation

	By:	/s/ Scott Longval
Name: Scott Longval
Title: Chief Financial Officer

SIGNATURE PAGE TO REVOLVING NOTE